Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of October 31, 2019

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was 90 days or more past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2019, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,743,029 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 9 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$567,909,204
Aggregate Outstanding Principal Balance – Treasury Bill	$71,825,060
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.65%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$496,084,143
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.35%
Number of Borrowers	20,606
Average Outstanding Principal Balance Per Borrower	$27,560
Number of Loans	35,842
Average Outstanding Principal Balance Per Loan – Treasury Bill	$32,151
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$14,761
Weighted Average Remaining Term to Scheduled Maturity	170 months
Weighted Average Annual Interest Rate	4.91%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	2,987	$32,860,795	5.8%
3.01% to 3.50%	4,996	60,670,249	10.7
3.51% to 4.00%	6,706	95,687,229	16.8
4.01% to 4.50%	11,358	154,942,966	27.3
4.51% to 5.00%	4,914	79,213,764	13.9
5.01% to 5.50%	940	20,230,754	3.6
5.51% to 6.00%	428	9,462,077	1.7
6.01% to 6.50%	396	11,618,790	2.0
6.51% to 7.00%	399	11,055,999	1.9
7.01% to 7.50%	357	9,759,229	1.7
7.51% to 8.00%	1,029	28,176,341	5.0
8.01% to 8.50%	629	21,723,064	3.8
Equal to or greater than 8.51%	703	32,507,946	5.7

Total	35,842	$567,909,204	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,918	$10,854,210	1.9%
$5,000.00-$ 9,999.99	3,832	27,795,431	4.9
$10,000.00-$14,999.99	2,337	28,952,914	5.1
$15,000.00-$19,999.99	1,986	34,513,278	6.1
$20,000.00-$24,999.99	1,494	33,446,851	5.9
$25,000.00-$29,999.99	1,143	31,359,215	5.5
$30,000.00-$34,999.99	842	27,286,765	4.8
$35,000.00-$39,999.99	764	28,565,951	5.0
$40,000.00-$44,999.99	609	25,886,329	4.6
$45,000.00-$49,999.99	519	24,554,777	4.3
$50,000.00-$54,999.99	408	21,381,870	3.8
$55,000.00-$59,999.99	374	21,475,887	3.8
$60,000.00-$64,999.99	296	18,475,133	3.3
$65,000.00-$69,999.99	276	18,658,156	3.3
$70,000.00-$74,999.99	217	15,719,122	2.8
$75,000.00-$79,999.99	186	14,388,158	2.5
$80,000.00-$84,999.99	172	14,167,231	2.5
$85,000.00-$89,999.99	146	12,774,586	2.2
$90,000.00-$94,999.99	112	10,336,902	1.8
$95,000.00-$99,999.99	101	9,845,035	1.7
$100,000.00 and above	874	137,471,404	24.2

Total	20,606	$567,909,204	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	34,511	$536,475,625	94.5%
31-60 days	487	11,150,557	2.0
61-90 days	223	5,859,261	1.0
91-120 days	117	2,747,505	0.5
121-150 days	116	2,426,877	0.4
151-180 days	92	1,752,079	0.3
181-210 days	66	1,806,705	0.3
Greater than 210 days	230	5,690,596	1.0

Total	35,842	$567,909,204	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	114	$27,490	*
4 to12	685	520,747	0.1%
13 to 24	968	3,400,804	0.6
25 to 36	834	4,678,011	0.8
37 to 48	5,115	18,970,019	3.3
49 to 60	2,723	14,709,203	2.6
61 to 72	1,909	13,960,467	2.5
73 to 84	1,454	11,808,526	2.1
85 to 96	1,090	10,837,723	1.9
97 to 108	3,469	33,580,914	5.9
109 to 120	2,143	26,835,681	4.7
121 to 132	2,377	41,643,645	7.3
133 to 144	1,677	33,479,400	5.9
145 to 156	1,251	28,211,568	5.0
157 to 168	3,149	70,403,669	12.4
169 to 180	1,641	41,644,288	7.3
181 to 192	1,105	32,654,901	5.8
193 to 204	927	29,562,757	5.2
205 to 216	677	23,462,302	4.1
217 to 228	539	21,111,061	3.7
229 to 240	483	18,578,222	3.3
241 to 252	234	10,107,783	1.8
253 to 264	253	11,827,593	2.1
265 to 276	186	8,505,032	1.5
277 to 288	179	9,268,989	1.6
289 to 300	160	10,733,561	1.9
301 to 312	185	14,122,221	2.5
313 to 324	50	3,382,137	0.6
325 to 336	63	4,318,464	0.8
337 to 348	57	3,020,485	0.5
349 to 360	64	6,121,695	1.1
361 and above	81	6,419,847	1.1

Total	35,842	$567,909,204	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	983	$18,268,627	3.2%
Forbearance	1,841	47,102,568	8.3
Repayment
First year in repayment	271	13,127,568	2.3
Second year in repayment	257	10,780,883	1.9
Third year in repayment	364	12,521,288	2.2
More than 3 years in repayment	32,126	466,108,269	82.1

Total	35,842	$567,909,204	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 133.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Scheduled Months in Status Remaining
	Deferment	Forbearance	Repayment
Deferment	54.0	-	205.2
Forbearance	-	42.3	188.8
Repayment	-	-	161.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $18,268,627 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $13,803,692 or approximately 75.6% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	291	$5,344,559	0.9%
Alaska	68	1,078,769	0.2
Arizona	815	14,145,782	2.5
Arkansas	214	3,255,749	0.6
California	3,585	64,751,534	11.4
Colorado	584	6,523,226	1.1
Connecticut	686	9,607,200	1.7
Delaware	99	1,512,777	0.3
District of Columbia	141	2,259,989	0.4
Florida	2,205	44,059,205	7.8
Georgia	1,100	20,497,000	3.6
Hawaii	131	1,670,992	0.3
Idaho	126	1,747,961	0.3
Illinois	1,674	24,612,485	4.3
Indiana	1,059	14,925,248	2.6
Iowa	159	2,201,903	0.4
Kansas	588	7,128,555	1.3
Kentucky	255	4,117,614	0.7
Louisiana	1,133	19,493,456	3.4
Maine	142	2,043,607	0.4
Maryland	959	16,478,158	2.9
Massachusetts	1,229	15,050,229	2.7
Michigan	797	14,338,361	2.5
Minnesota	484	7,851,582	1.4
Mississippi	314	5,046,316	0.9
Missouri	705	10,894,254	1.9
Montana	82	1,218,925	0.2
Nebraska	64	722,173	0.1
Nevada	216	3,558,327	0.6
New Hampshire	265	3,747,841	0.7
New Jersey	1,100	16,067,847	2.8
New Mexico	120	2,517,614	0.4
New York	2,994	41,499,406	7.3
North Carolina	832	12,656,849	2.2
North Dakota	22	421,417	0.1
Ohio	244	5,090,869	0.9
Oklahoma	782	11,320,596	2.0
Oregon	549	8,653,537	1.5
Pennsylvania	1,508	24,455,012	4.3
Rhode Island	139	2,383,124	0.4
South Carolina	344	5,497,375	1.0
South Dakota	28	330,484	0.1
Tennessee	617	10,762,733	1.9
Texas	3,012	49,572,015	8.7
Utah	104	1,478,423	0.3
Vermont	64	674,268	0.1
Virginia	1,134	15,180,751	2.7
Washington	1,092	14,514,683	2.6
West Virginia	151	2,361,016	0.4
Wisconsin	498	5,768,341	1.0
Wyoming	33	422,394	0.1
Other	305	6,396,669	1.1

Total	35,842	$567,909,204	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	18,694	$230,997,606	40.7%
Other Repayment Options(1)	17,148	336,911,598	59.3
Income-driven Repayment(2)	0	0	0.0

Total	35,842	$567,909,204	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 304 loans with an aggregate outstanding principal balance of $9,366,506 currently in an interest-only period.  These interest-only loans represent approximately 1.6% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	17,506	$236,259,126	41.6%
Unsubsidized	18,336	331,650,078	58.4

Total	35,842	$567,909,204	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	55	$2,132,412	0.4%
October 1, 1993 through June 30, 2006	35,787	565,776,791	99.6
July 1, 2006 and later	0	0	0.0

Total	35,842	$567,909,204	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,407	$17,722,578	3.1%
College Assist	16	579,536	0.1
Educational Credit Management Corporation	960	16,813,244	3.0
Great Lakes Higher Education Corporation	19,323	338,349,805	59.6
Illinois Student Assistance Comm	1,397	17,823,456	3.1
Kentucky Higher Educ. Asst. Auth.	170	2,220,496	0.4
Lousiana Office Of Student Financial Asst	193	3,019,926	0.5
Michigan Guaranty Agency	517	7,306,518	1.3
New Jersey Higher Ed Student Assistance Authority	1,267	14,296,383	2.5
New York State Higher Ed Services Corp	4,446	57,856,815	10.2
Oklahoma Guaranteed Stud Loan Prog	761	10,453,895	1.8
Pennsylvania Higher Education Assistance Agency	3,258	44,133,631	7.8
Texas Guaranteed Student Loan Corp	2,127	37,332,921	6.6
Total	35,842	$567,909,204	100.0%

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantors and/or from the Department of Education.  None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents have audited or independently verified this information for accuracy or completeness.

ASCENDIUM EDUCATION SOLUTIONS, INC.

Ascendium Education Solutions, Inc. f/k/a Great Lakes Higher Education Guaranty Corporation (“Ascendium”) is a Wisconsin nonstock, nonprofit corporation, the sole member of which is Ascendium Education Group, Inc. f/k/a Great Lakes Higher Education Corporation (“Ascendium Education Group”).  Ascendium’s predecessor organization, Ascendium Education Group, was organized as a Wisconsin nonstock, nonprofit corporation and began guaranteeing student loans under the Higher Education Act in 1967.  Ascendium is the designated guaranty agency under the Higher Education Act for Wisconsin, Arkansas, Iowa, Minnesota, Montana, North Dakota, Ohio, South Dakota, Puerto Rico and the Virgin Islands.  On January 1, 2002, Ascendium Education Group (and Ascendium directly and through its support services agreement with Ascendium Education Group), outsourced certain aspects of its student loan program guaranty support operations to Great Lakes Educational Loan Services, Inc. (“GLELSI”).  Ascendium continues as the “guaranty agency” as defined in Section 435(j) of the Higher Education Act and continues its default aversion, claim purchase and compliance, collection support and federal reporting responsibilities as well as custody and responsibility for all revenues, expenses and assets related to that status.  The primary operations center for Ascendium Education Group and its affiliates (including Ascendium) is in Madison, Wisconsin, which includes operational staff offices for guaranty functions.  Ascendium also maintain offices in; Eagan, Minnesota; Aberdeen, South Dakota; and Indianapolis, Indiana.  Ascendium will provide a copy of Ascendium Education Group’s most recent consolidated financial statements on receipt of a written request directed to 2501 International Lane, Madison, Wisconsin 53704, Attention: Chief Financial Officer.

United Student Aid Funds, Inc. (“USAF”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  USAF (i) maintained facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) served as the designated guarantor for education loan programs under the Higher Education Act of 1965, as amended (the “Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USAF was the sole member of the Northwest Education Loan Association (“NELA”), a guarantor serving the states of Washington, Idaho and the Northwest.  Ascendium Education Group became a member of USAF effective January 1, 2017.

Effective as of December 31, 2018, NELA was dissolved, with its remaining assets going to its sole member, USAF.  Immediately thereafter, USAF was merged into Ascendium.  Thus, the portfolios previously held by USAF and NELA are now held by Ascendium.

The information in the following tables has been provided to the Issuer from reports provided by or to the U.S. Department of Education and has not been verified by the Issuer, Ascendium, or the initial purchasers.  No representation is made by the Issuer, Ascendium, or the initial purchasers as to the accuracy or completeness of this information.  Prospective investors may consult the U.S. Department of Education Data Books and Web sites http://www2.ed.gov/finaid/prof/resources/data/opeloanvol.html and http://www.fp.ed.gov/pubs.html for further information concerning Ascendium or any other guaranty agency.

Guaranty Volume.  Pursuant to the SAFRA Act, part of the Health Care and Education Reconciliation Act of 2010, Ascendium, the former USAF, and the former NELA ceased issuing new loan guarantees on June 30, 2010.  The most recent year for which the U.S. Department of Education has issued guaranty volume information is 2009.  Ascendium issued $7.0 billion in new loan guarantees in that year.

Reserve Ratio.  The reserve ratios for Ascendium, the former USAF and the former NELA are as follows:

The Ascendium Portfolio (Without Consideration of USAF and NELA)

Following are Ascendium’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]

2014	0.94%
2015	1.05%
2016	1.37%
2017	1.80%
2018	2.21%

The U.S. Department of Education’s website at http://www.fp.ed.gov/pubs.html has posted reserve ratios for Ascendium for federal years 2014, 2015, 2016, 2017 and 2018 of 0.699%, 0.648%, 0.608%, 0.827%, 1.000% and 1.480%, respectively.  Ascendium believes the Department of Education has not calculated the reserve ratio in accordance with the Act and the correct ratio should be 0.94%, 1.05%, 1.37%, 1.80% and 2.21% respectively, as shown above and as explained in the following footnote.  On November 17, 2006, the U.S. Department of Education advised Ascendium that beginning in Federal Fiscal Year 2006 it will publish reserve ratios that include loan loss provision and deferred revenues.  Ascendium believes this change more closely approximates the statutory calculation.  According to the U.S. Department of Education, available cash reserves may not always be an accurate barometer of a guarantor’s financial health.

1             In accordance with Section 428(c)(9) of the Higher Education Act, does not include loans transferred from the former Higher Education Assistance Foundation, Northstar Guarantee Inc., Ohio Student Aid Commission or Puerto Rico Higher Education Assistance Corporation.  (The minimum reserve fund ratio under the Higher Education Act is 0.25%.)

The Former USAF Portfolio Now Held by Ascendium

Following are USAF’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]

2014	0.277%
2015	0.251%
2016	0.308%
2017	0.350%
2018	0.363%

The Former NELA Portfolio Now Held by Ascendium

Following are NELA’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]

2014	0.377%
2015	0.295%
2016	0.373%
2017	0.430%
2018	0.460%

Claims Rate.  The claims rate for Ascendium, USAF and NELA are as follows:

The Ascendium Portfolio (Without Consideration of USAF and NELA)

For the past five federal fiscal years, Ascendium’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all Ascendium’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate

2014	2.05%
2015	0.96%
2016	1.00%
2017	0.35%
2018	0.35%

The Former USAF Portfolio Now Held by Ascendium

For the past five federal fiscal years, USAF’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USAF’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate

2014	4.73%
2015	4.71%
2016	0.60%
2017	0.67%
2018	2.15%

As a result of various statutory and regulatory changes over the past several years, historical rates may not be an accurate indicator of current delinquency or default trends or future claims rates.

The Former NELA Portfolio Now Held by Ascendium

For the past five federal fiscal years, NELA’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all NELA’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate

2014	1.37%
2015	0.60%
2016	1.31%
2017	0.63%
2018	1.52%

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (“HESC”) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans.

As a result of the 3/30/2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective 7/1/2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning 7/1/2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2017, HESC had total FFELP assets of approximately $160           million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $12.1 billion in original principal amount of loans outstanding.

Guarantee Volume.   As a result of HCERA, HESC has not guaranteed any loans in the last five federal fiscal years ended September 30.

Reserve Ratio.  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding.  HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	0.31%	0.29%	0.32%	0.45%	0.60%

Recovery Rates.  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	25.56%	22.74%	21.86%	24.86%	25.42%

Claims Rate.  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	1.51%	1.52%	0.93%	0.62%	0.78%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site.